UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SPAR Group, Inc. ("SGRP", "SPAR Group", or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 8.01.	Other Events.

On December 22, 2020, the Board of Directors of SGRP (the "Board"), authorized SGRP to repurchase up to 500,000 shares of its SGRP Shares pursuant to the 2021 Stock Repurchase Program (the "2021 Stock Repurchase Program"), which repurchases would be made from time to time over a one year period in the open market and through privately-negotiated transactions, subject to cash availability and general market and other conditions.

SGRP's repurchase program will be financed out of internally generated corporate funds.  Shares acquired would be available later for issuance upon the exercise of stock options through its 2020 Stock Compensation Plan (if approved at the January Special Meeting of Stockholders) and other outstanding options and for other corporate purposes. SPAR Group may terminate or limit the stock repurchase program at any time, and SPAR Group may never repurchase any SGRP Shares.

A double blackout period began on December 10, 2020, under the SPAR Group Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information Dated, Adopted and Effective as of May 1, 2004, and As Further Amended Through March 10, 2011, as amended (the "SGRP's Trading Policy"). Conforming with its predecessors, the 2021 Stock Repurchase Program provides that purchases under it will comply with SGRP's Trading Policy, and accordingly any such market repurchases will not occur (if at all) until the current double blackout period ends following public disclosure of SGRP's results for 2020 and the first quarter of 2021 (which quarterly report is due by mid-May 2021),

A copy of the 2021 Stock Repurchase Program is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Information Not "Filed"

The information in Item 8.01 of this Report and the Release attached as Exhibit 99.1, and any information that may be conveyed in such conference call, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, and all rules thereunder, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO, the integration and suitability of the Company's new CFO, the likelihood of finding and hiring a suitable replacement CEO for the Company, repurchases made under the 2021 Stock Repurchase Program, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Resolutions of the Board of Directors of SPAR Group, Inc., dated December 22, 2020, adopting the 2021 Stock Repurchase Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	December 30, 2020
By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer